UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 North Bernardo Avenue, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 526-1600

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On July 27, 2004, Pinnacle Systems, Inc. (“Pinnacle”) is announcing its financial results for the fourth quarter of fiscal 2004 ended June 30, 2004. These financial results are attached hereto as Exhibit 99.1. Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be deemed incorporated by reference in filings under the Securities Act of 1933 or the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description
99.1	Financial Results for the Quarter ended June 30, 2004

99.2	Press Release of Pinnacle Systems, Inc. dated July 27, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2004, Pinnacle is issuing a press release and holding a conference call regarding its financial results for the fourth quarter of fiscal 2004 ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. Pinnacle is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2004	PINNACLE SYSTEMS, INC.

	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick
Vice President of Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Financial Results for the Quarter ended June 30, 2004

99.2	Press Release of Pinnacle Systems, Inc. dated July 27, 2004